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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) June 30, 1997



                       IRVINE APARTMENT COMMUNITIES, INC.
                       IRVINE APARTMENT COMMUNITIES, L.P.
            ---------------------------------------------------------
            (Exact Name of Registrants as Specified in Their Charter)





       Maryland                         1-12478                            33-0698698
       Delaware                         0-22569                            33-0587829
(State of Incorporation)        (Commission File Number)      (I.R.S. Employer Identification Number)




550 Newport Center Drive, Suite 300, Newport Beach, California           92660
          (Address of principal executive offices)                    (Zip Code)




       Registrants' telephone number, including area code: (714) 720-5500




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ITEM 5.      OTHER EVENTS


Irvine Apartment Communities, L.P. is a Delaware limited partnership (the "Operating Partnership"). As of March 31, 1997, Irvine Apartment Communities, Inc., a Maryland corporation (the "Company"), owned a 45.1% general partnership interest in and was the sole general partner of the Operating Partnership.

Exhibits are filed herewith in connection with the Operating Partnership's purchase of a 923-unit apartment community located in La Jolla, California from Aoki Construction (CA) Co., Ltd. This acquisition has been previously reported by the Operating Partnership and the Company under cover of a Current Report on Form 8-K filed on July 15, 1997, as amended on July 23, 1997.


                                     EXHIBIT

Exhibit 2.1 - Purchase and Sale Agreement and Joint Escrow Instructions dated
              April 18, 1997 by and between Aoki Construction (CA) Co., Ltd. and Irvine Apartment Communities, L.P.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       IRVINE APARTMENT COMMUNITIES, INC.



Date:  August 6, 1997                  By: /s/  Shawn Howie
                                          --------------------------------
                                          Shawn Howie
                                          Vice President, Corporate Finance
                                          and Controller





                                       IRVINE APARTMENT COMMUNITIES, L.P.

                                       By: Irvine Apartment Communities, Inc.,
                                           its sole general partner



Date:  August 6, 1997                  By: /s/  Shawn Howie
                                          -------------------------------
                                          Shawn Howie
                                          Vice President, Corporate Finance
                                          and Controller